SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):  FEBRUARY 14, 1997



                           FREQUENCY ELECTRONICS, INC.
            (Exact name of registrant as specified in its charter)



              Delaware                  0-8061              11-1986657
   (State or other jurisdiction       (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)



        55 CHARLES LINDBERGH BLVD., MITCHEL FIELD, NY            11553
          (Address of principal executive offices)             (Zip Code)


                                  (516) 794-4500
                 (Registrant's telephone number, including area code)


                                        NONE
                 (Former name, former address and former fiscal year,
                           if changed since last report)



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     ITEM 5.   OTHER EVENTS

          On February 14, 1997, registrant commenced an action by filing a complaint in the United States District Court for the Eastern District of Virginia, Case Number CV 97-230-A, entitled "Frequency Electronics, Inc., Plaintiff, against United States of America, Department of the Air Force, Defendant". The action seeks a declaratory judgment and injunctive relief to compel the defendant to discontinue registrant's suspension from receiving new Government contracts pursuant to the notice of suspension issued by the defendant on December 13, 1993. Upon commencement of the action, registrant filed a motion for a preliminary injunction to compel defendant's discontinuance of the suspension pending final disposition of the action. In the complaint, registrant alleges that continuation of the suspension, under the circumstances of this matter, exceeds defendant's authority under Federal Acquisition Regulations; violates registrant's rights under the due process clause of the Fifth Amendment to the U.S. Constitution; is a denial of the procedural due process and principles of fundamental fairness mandated by applicable regulations; and is arbitrary, capricious and an abuse of discretion. Registrant believes that defendant's position is contrary to applicable law and that registrant will prevail in this action.

          For a further discussion of the suspension referred to above and of matters related thereto, reference is made to the following reports of registrant filed under Section 13 of the Securities Exchange Act of 1934, all of which are on file at the Securities and Exchange Commission:

               Annual reports on Form 10-K for the following fiscal years ended April 30 in the following items of such reports: Items 1 and 3 - 1988 and 1989; Items 1,3 and 8 - 1992, 1993 and 1996; and Items 1, 3, 7 and 8 - 1990, 1991,
               1994 and 1995.

               Quarterly reports on Form 10-Q for the following fiscal quarters ended January 31 in Part I of such reports:
               1990 and 1991.

               Current reports on Form 8-K at the following dates in
               Item 5 thereof: February 5, April 6 and December 17, 1990; October 18, November 17 and November 22, 1993; November 7, 1994; and July 27 and November 20, 1995.









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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FREQUENCY ELECTRONICS, INC.



                                           By  /s/ Joseph P. Franklin
                                               JOSEPH P. FRANKLIN, Chairman
                                                 of the Board of Directors


     Dated:    February 21, 1997


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